EXHIBIT 99.2



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               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                  REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


     I, Eugene G. Ballard, Senior Vice President - Chief Financial Officer and Treasurer of W. R. Berkley Corporation (the "Company"), state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

     o No covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Company's audit committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of the Company;

     o All reports on Form 10-Q, all reports filed on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    Any amendments to any of the foregoing.


/s/ Eugene G. Ballard
------------------------------
Eugene G. Ballard
August 13, 2002

                                        Subscribed and sworn to before me
                                        this 13th day of August 2002


                                        /s/ Eileen K. Killeen
                                        ------------------------------
                                        Notary Public
                                        My Commission Expires: June 30, 2007